As filed with the Securities and Exchange Commission on August 21, 1997.


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                         August 21, 1997 (June 30, 1997)



                        ENEX CONSOLIDATED PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


                        New Jersey        000-22983         76-0508488
            (State of other jurisdiction (Commission      (IRS Employer
               of incorporation)         File Number)    Identification No.)



               c/o Enex Resources Corporation, 800 Richmond Drive
             Three Kingwood Place, Suite 200, Kingwood, Texas 77339
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (281) 358-8401


                                 Not Applicable
 (Former name or former address, if changed since last report)


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                        ENEX CONSOLIDATED PARTNERS, L.P.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K



Item 2.     Acquisition or Disposition of Assets ........ 3

Item 7.     Financial Statements and Exhibits............ 3

Signature   ............................................. 4

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Item 2. Acquisition or Disposition of Assets

                  On June 30, 1997, Enex Consolidated Partners, L.P. (the "Consolidated Partnership") consummated the acquisition (the "Acquisition") of all the assets and certain liabilities of thirty-four partnerships (the "Partnerships") managed by Enex Resources Corporation ("Enex" or the "General Partner"), pursuant to a consolidation (the "Consolidation") of the Partnerships approved by the limited partners of each Partnership. Information with respect to, inter alia, the assets involved in the Acquisition and the Consolidation, the nature and amount of consideration given therefor, the principle followed in determining the amount of such consideration, the identity of the Partnerships and the nature of the relationship between the Partnerships and the Consolidated Partnership or any of its affiliates, any officer of the Consolidated Partnership or any associate of any such officer, the nature of the business in which the assets were used by the Partnerships and the Consolidated Partnership's intent to continue such use, is hereby incorporated by reference to the Prospectus/Proxy Statement dated April 7, 1997, (the "Prospectus/Proxy Statement"), filed with the Securities and Exchange Commission (the "SEC") on April 7, 1997 (File No. 33-09953).

                  In connection with the Acquisition, the General Partner acquired 580,268.13 units of limited partnership interest ("Units") of the Consolidated Partnership out of a total of 1,102,630.9 issued and outstanding Units as of June 30, 1997, representing 52.625% of the total issued and outstanding Units as of such date. Limited partners owning 0.9356% of the total aggregate exchange value of Partnership interests eligible to participate in the Consolidation exercised the dissenters' rights provided in connection therewith.




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Item 7. Financial Statements and Exhibits.


     (a) Financial Statements of Businesses Acquired. The financial statements required pursuant to subsection (a) of Item 7 are not included in this initial report on Form 8-K and will be filed on or before September 13, 1997.

     (b) Pro Forma Financial Information. The pro forma financial information required pursuant to subsection (b) of Item 7 is not included in this initial report on Form 8-K and will be filed on or before September 13, 1997.

     (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number                     Description of Exhibit

2   Plan of Consolidation.  See Apendix C to Prospectus/Proxy Statement.

4   Amended Articles of Limited Partnership of the Consolidated Partnership.

23   Consent of H.J. Gruy and  Associates,  Inc.  (incorporated  by reference to
     Exhibit 23.4 to Amendment No. 3 to the Registration Statement on S-4 filed by the Consolidated Partnership on February 26, 1997 (File No. 33-09953)).

99   Reports of H.J. Gruy and  Associates,  Inc.  (incorporated  by reference to
     Exhibit 99.2 to Amendment No. 3 to the Registration Statement on S-4 filed by the Consolidated Partnership on February 26, 1997 (File No. 33-09953)).


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ENEX CONSOLIDATED PARTNERS, L.P.

                                       By: ENEX RESOURCES CORPORATION
                                                General Partner


Date:   August 21, 1997                By:/s/Gerald B. Eckley
                                                Gerald B. Eckley
                                                President



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                            EXHIBIT INDEX



 Exhibit                                                                  Page
  Number                    Description                                  Number
    2            Plan of Consolidation.  See Appendix C to
                 Prospectus/Proxy Statement.
    4            Amended Articles of Limited Partnership of the
                 Consolidated Partnership.
    23           Consent of H.J. Gruy and Associates, Inc.
                 (incorporated by reference to Exhibit 23.4 to Amendment No. 3 to the Registration Statement on S-
                 4 filed by the Consolidated Partnership on February
                 26, 1997 (File No. 33-09953)).
    99           Reports of H.J. Gruy and Associates, Inc.
                 (incorporated by reference to Exhibit 99.2 to Amendment No. 3 to the Registration Statement on S-
                 4 filed by the Consolidated Partnership on February
                 26, 1997 (File No. 33-09953)).


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